UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) March 15, 2004

                           EDGE PETROLEUM CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          DELAWARE                       000-22149               76-0511037
-------------------------------------------------------------------------------
(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                 File No.)            Identification No.)

                   1301 Travis, Suite 2000, Houston, TX 77002
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (713) 654-8960

         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 12. Results of Operations and Financial Condition.

      On March 15, 2004, Edge Petroleum Corporation announced financial results for the fourth quarter and full-year of 2003, updated operations and provided 2004 guidance. A copy of the related press release is attached hereto as Exhibit 99.1.

Item 7. Financial Statements and Exhibits

      (c) Exhibits.

      The following exhibits are filed herewith:
      Exhibit 99.1 Edge Petroleum Corporation press release dated March 15,
      2004.

                                    Signature

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Edge Petroleum Corporation

March 15, 2004                             By: /s/ Michael G. Long
                                               --------------------------------
                                                       Michael G. Long
                                                Senior Vice President and Chief
                                               Financial and Accounting Officer